CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc

EXHIBIT C

AMENDED as of August 29, 2012

Portfolio Series of the Trust

FUND

WisdomTree Total Dividend Fund

WisdomTree Equity Income Fund

WisdomTree DEFA Fund

WisdomTree DEFA Equity Income Fund

WisdomTree Asia-Pacific ex-Japan Fund (formerly, WisdomTree Pacific ex-Japan Total Dividend Fund)

WisdomTree Australia Dividend Fund (formerly, WisdomTree Pacific ex-Japan Equity Income Fund)

WisdomTree Global Equity Income Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-US Growth Fund (formerly, WisdomTree World ex-U.S. Growth Fund)

WisdomTree Dividend ex-Financials Fund

WisdomTree LargeCap Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Commodity Country Equity Fund (formerly, WisdomTree International Basic Materials Sector Fund)

WisdomTree Global Natural Resources Fund (formerly, WisdomTree International Energy Sector Fund)

WisdomTree Global ex-US Utility Fund (formerly, WisdomTree International Utilities Sector Fund)

WisdomTree Total Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree MidCap Earnings Fund

WisdomTree SmallCap Earnings Fund

WisdomTree LargeCap Value Fund

WisdomTree Global ex-US Real Estate Fund (formerly, WisdomTree International Real Estate Fund)

CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc

EXHIBIT C

AMENDED as of August 29, 2012

Portfolio Series of the Trust

FUND

WisdomTree India Earnings Fund

WisdomTree Emerging Markets Equity Income Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree LargeCap Growth Fund

WisdomTree Europe Hedged Equity Fund (formerly, WisdomTree International Hedged Equity Fund)

WisdomTree Dreyfus Emerging Currency Fund

WisdomTree Dreyfus Euro Debt Fund (formerly, WisdomTree Dreyfus Euro Fund)

WisdomTree Dreyfus Japanese Yen Fund

WisdomTree Dreyfus Brazilian Real Fund

WisdomTree Dreyfus Chinese Yuan Fund

WisdomTree Dreyfus Indian Rupee Fund

WisdomTree Dreyfus Australia & New Zealand Debt Fund (formerly, WisdomTree Dreyfus New Zealand Dollar Fund)

WisdomTree Dreyfus South African Rand Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Dreyfus Commodity Currency Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Asia Local Debt

WisdomTree Global Real Return

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree China Dividend ex-Financials Fund

WisdomTree Trust	WisdomTree Asset Management, Inc.

/s/ Jonathan Steinberg	/s/ Amit Muni
Signature	Signature

Jonathan Steinberg	Amit Muni
President	Chief Financial Officer

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